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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 18, 2005


                            THE KEITH COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         CALIFORNIA                  000-26561                  33-0203193
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                               19 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
               (Address of Principal Executive Offices, Zip Code)

                                 (949) 923-6001
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

     Reference is made to the press release of The Keith Companies, Inc. issued August 18, 2005, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

99.1           Press Release issued by The Keith Companies on August 18, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 18, 2005                 THE KEITH COMPANIES, INC.




                                By: /s/ Gary C. Campanaro
                                ----------------------------------------------
                                Name:    Gary C. Campanaro
                                Title:   Chief Financial Officer and Secretary




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                                  EXHIBIT INDEX




EXHIBIT NO.      DESCRIPTION

99.1             Press Release issued by The Keith Companies on August 18, 2005.